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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): August 11, 2006

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

16 East Hinsdale Avenue, Hinsdale, IL                       60521
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (630) 325-7130


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Item 8.01  Other Events
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On August 11, 2006, Voyager One, Inc., on behalf of its wholly owned subsidiary,
Silicon Film Technologies, Inc. entered into a memorandum of understanding with Applied Color Science based in Laguna Niguel, California to agree to enter into a joint venture agreement for the further research and development, testing, evaluation and deployment of the technology underlying its electronic film system culminating in a fully functional pre-production prototype. Applied Color Science has expertise in digital camera systems and image processing and has previously provided technical developmental services to Silicon Film Technologies, Inc.


Item 9.01  Financial Statements and Exhibits
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(d) Exhibits

(10)  Memorandum of Understanding dated August 11, 2006 between
      Voyager One, Inc. and Applied Color Science

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 11, 2006             VOYAGER ONE, INC.


                                   By: /s/ Sebastien C. DuFort
                                   -------------------------------
                                   President


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